SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2000


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-27102                      23-2694937
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                      19047-1833
-----------------------------------------------                      ----------
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

On September 7, 2000, eGames, Inc. (the "Company") issued a press release announcing the settlement of the trademark and copyright infringement suit filed by Hasbro Interactive, Inc., Atari Interactive, Inc. and ZAO Elorg d/b/a Elorg Corporation against the Company in the U.S. District Court in Boston, Massachusetts, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press release dated September 7, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              eGames, Inc.


                                              By: /s/ Gerald W. Klein
                                                  ------------------------------
                                                  Gerald W. Klein, President and
                                                  Chief Executive Officer


Dated: September 13, 2000